SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                        Merge Technologies Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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

			   Merge Technologies Incorporated
	                       1126 South 70th Street
	                  Milwaukee, Wisconsin  53214-3151
                                  (414) 977-4000

		     ==========================================
              	      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 	             ==========================================

To the Shareholders of Merge Technologies Incorporated:

	Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") of Merge Technologies Incorporated, a Wisconsin corporation dba Merge eFilm (the "Company"), will be convened at the Country Inn & Suites - Milwaukee West, 1250 South Moorland Road, Brookfield, Wisconsin on May 21, 2003, at 10:00 a.m. Central Time (the "Meeting Date").
All Shareholders of the Company (the "Shareholders") are entitled to attend the Meeting. The Annual Meeting will be held for the purpose of considering and voting upon proposals to:

	1.	Elect nine individuals to serve as Directors until the next
		annual meeting of Shareholders or otherwise as provided in the Amended and Restated Bylaws of the Company;

	2.	Approve an increase of 750,000 shares in the number of shares
		of Common Stock which may be issued under the Amended and Restated 1996 Stock Option Plan for Employees of the Company; and

	3.	Transact such other business as may properly come before the
		Annual Meeting, or any adjournment thereof.

	Only Shareholders of record at the close of business on March 21, 2003, are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof (the "Eligible Holders"). Unless otherwise defined, capitalized terms in this Notice shall have the meaning ascribed to them in the Proxy Statement accompanying this Notice.

	A Proxy Statement and proxy are enclosed. Whether or not you expect to attend the Annual Meeting, it is important that you promptly fill in, sign, date and mail the proxy in the enclosed envelope so that you may vote your shares.

			By order of the Board of Directors:


			/s/  Richard A. Linden
			-------------------------------------
			Richard A. Linden
			President and Chief Executive Officer

Milwaukee, Wisconsin
April 14, 2003

	The Company's 2002 Annual Report to Shareholders is enclosed with this Notice and Proxy Statement.


<PAGE i>


                        (This page intentionally left blank)

 		      =====================================
			         PROXY STATEMENT
				       FOR
		        ANNUAL MEETING OF SHAREHOLDERS OF
			 MERGE TECHNOLOGIES INCORPORATED
		  	          MAY 21, 2003
		      =====================================


	This Proxy Statement is furnished to the holders of shares (the "Shareholders") of Common Stock, par value $0.01 per share (the "Common Shares" or "Common Stock"), of MERGE TECHNOLOGIES INCORPORATED, a Wisconsin corporation dba Merge eFilm (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Directors" or the "Board") for use at the annual meeting of Shareholders to be held on May 21, 2003 (the "Annual Meeting" or the "Meeting"), or any adjournment thereof. The Annual Meeting will be convened at approximately 10:00 a.m. Central Time. Any adjournment or postponement thereof will be announced at the Annual Meeting. This Proxy Statement, the enclosed Notice and proxy were first sent or given to Shareholders on or about April 14, 2003.

	The Company will make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by those persons. The Company may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding the materials. The Company will bear the cost of soliciting proxies, although the Company currently does not intend to solicit proxies. Brokerage firms, fiduciaries, nominees and others holding Common Shares for beneficial owners will be reimbursed for the out-of-pocket expenses in forwarding proxy materials to these beneficial owners. In addition to the use of the mail, proxies may be solicited by Directors, officers and employees of the Company, who will not be specifically compensated for these services, by means of personal calls upon, or telephonic, telegraphic or telefacsimile communications with, Shareholders or their representatives.

	Only Common Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. If a Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares represented by that proxy will be voted as specified. If a Shareholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Common Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Company before the proxy is voted at the Annual Meeting;
(ii) executing and delivering a later-dated proxy before the proxy is voted at the Annual Meeting; or (iii) attending the Annual Meeting and voting the Common Shares in person.

	The close of business on March 21, 2003, has been fixed as the date for determining Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Company had 10,709,230 Common Shares outstanding which have voting rights, including: (i)
9,630,500 shares of Common Stock, (ii) One Preferred Series Special Voting Share, which entitles the holder of record of such voting rights equal to 138,730 Common Shares, and (iii) One Preferred Series 2 Special Voting Share,


<PAGE 1>


which entitles the holder of record of such share to voting rights equal to 940,000 Common Shares. The Preferred Series Special Voting Share was issued by the Company in connection with the Company's acquisition of Interpra Medical Imaging Network Ltd., now known as Merge Canada Technologies Ltd., ("Interpra"), to provide voting rights to holders of Interpra Exchangeable Shares, which shares are convertible into Common Shares. The Preferred Series 2 Special Voting Share was issued by the Company in connection the Company's acquisition of eFilm Medical Inc. ("eFilm") to provide voting rights to holders of eFilm Exchangeable Shares, which shares are convertible into Common Shares. Both the Preferred Series Special Voting Share and the Preferred Series 2 Special Voting Share will be treated as Common Shares having 138,730 and 940,000 votes, respectively, at the Annual Meeting. Directors and officers of the Company own 1,923,748 Common Shares or approximately 18% of the Company's total outstanding Common Shares and intend to vote in favor of the proposals. Only Shareholders of record as of the Record Date (the "Eligible Holders") will be entitled to vote at the Annual Meeting. A complete list of Eligible Holders will be available for inspection at the Company's offices beginning two business days after the date of this Notice. Votes cast by proxy or in person at the Annual
Meeting will be tabulated by an inspector of election appointed for the Annual Meeting who will determine whether or not a quorum is present. The presence of a majority of the outstanding Common Shares represented in person or by proxy at the Annual Meeting will constitute a quorum.

	The nine nominees receiving the highest vote totals of the shares of Common Stock, including the Common Shares represented by the Preferred Series Special Voting Share and the Preferred Series 2 Special Voting Share, by Eligible Holders in person or represented by proxy at the Annual Meeting will be elected as Directors of the Company. The affirmative vote of a majority of the shares of Common Stock, including the Common Shares represented by the Preferred Series Special Voting Share and the Preferred Series 2 Special Voting Share, by Eligible Holders present in person or represented by proxy at the Annual Meeting is required for approval of an increase in the number of shares of Common Stock which may be issued under the Option Plan. With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes (shares not voted by brokers due to the absence of instructions from street name holders) on a matter are not considered voted or as present or represented on that matter and will have no effect on the outcome of the election of Directors.

	The mailing address of the principal executive offices of the Company is 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151. The Company's shareholder e-mail address is shareholder-info@merge-efilm.com and the Company's web site is located at www.merge-efilm.com. The Common Shares are included for quotation on the Nasdaq SmallCap Market ("Nasdaq") under the symbol "MRGE."


             THE DATE OF THIS PROXY STATEMENT IS APRIL 14, 2003.


<PAGE 2>


AVAILABLE INFORMATION
----------------------

	The Company files reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning the Company can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N. W., Washington, D. C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington, D. C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Common Shares are included for quotation on the Nasdaq SmallCap Market and copies of reports and other material concerning the Company can be inspected at the offices of the National Association of Securities Dealers, Inc. at 1801 K Street, N. W., 8th Floor, Washington, D. C. 20006.

			            SUMMARY
				   ---------

	The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information appearing elsewhere in this Proxy Statement. Unless the context otherwise requires, all references in this Proxy Statement to the "Company" refer to Merge Technologies Incorporated dba Merge eFilm and its subsidiaries.

          MATTERS TO BE CONSIDERED BY SHAREHOLDERS AT THE ANNUAL MEETING
	 ----------------------------------------------------------------

	The Annual Meeting of Shareholders of the Company will be held for the purpose of considering and voting upon proposals to:

	1.	Elect nine individuals to serve as Directors until the next
		annual meeting of Shareholders or otherwise as provided in the Bylaws of the Company;

	2.	Vote to approve an increase in the number of shares of
		Common Stock which may be issued under the Amended and Restated 1996 Stock Option Plan for Employees of Merge Technologies Incorporated (the "Option Plan"); and

	3.	Transact such other business as may properly come before
		the Annual Meeting, or any adjournment thereof.

	Only Shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof.


                     PROPOSAL REGARDING ELECTION OF DIRECTORS

	Nine individuals will be elected at the Annual Meeting to serve as Directors until the next annual meeting of the Shareholders or otherwise as provided in the Bylaws. Unless instructions to the contrary are given, the persons named, as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees with respect to all proxies received by the Company. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated


<PAGE 3>


by the Board. The Directors have no reason to believe that any of the nominees named below will be unable to serve if elected.

	The nominees for election to the Board are as follows.

	William C. Mortimore, 57, founder of the Company, has served as Chairman of the Board and Chief Strategist since September 2000, as President and Chief Executive Officer from November 1987 through August 2000 and as a member of the Board of Directors of the Company since its inception in November 1987. Mr. Mortimore has served as co-founder and a senior manager of several businesses in the fields of information communications technology, healthcare services and real estate and has been responsible for securing public and private financing for these organizations. Mr. Mortimore is an original member of the American College of Radiology / National Association of Electrical Manufacturers ("ACR / NEMA") committee responsible for establishing and maintaining the DICOM medical imaging standard. Mr. Mortimore has served as a member of the Board of Directors of the Diagnostic Imaging Division of NEMA, since the Spring of 1996. Mr. Mortimore has also served as a member of the Board of Directors of MRI Devices, Inc., a privately held diagnostic imaging manufacturer, since November 2002. Mr. Mortimore received a B. S. in Electrical Engineering from Michigan State University, an M.E.E. from the University of Minnesota and pursued doctoral studies in Electrical Engineering at the University of Minnesota.

	Richard A. Linden, 42, a Director, joined the Company as its President and Chief Executive Officer and a member of its Board of Directors in September 2000 with over 17 years of technology and healthcare industry experience. Prior to joining the Company, Mr. Linden held several executive positions with MMI Companies, Inc., a New York Stock Exchange company, specializing in clinical risk management, professional services and liability insurance to the healthcare industry. From October 1999 to August 2000, Mr. Linden served as President of MMI's Healthcare Consulting Group. From April 1998 to September 1999, he served as Chief Operating Officer for MMI's Healthcare Consulting Group and from April 1992 to March 1998, he served as MMI's Chief Information Officer. Mr. Linden received his B. S. in
Systems Analysis from Miami University, Ohio and his M.B.A. from the University of Chicago.

	Robert A. Barish, M. D., 49, a Director, is Associate Dean for Clinical Affairs and a Professor in the Department of Surgery and Medicine at the University of Maryland School of Medicine. From 1996 to 1998, he served as the Chief Executive Officer of University Care, for University of Maryland Medical. He is a Trustee of the Endowment Fund of the University of Maryland. Dr. Barish holds a B. A. from the University of New Hampshire, an M.D. from the New York Medical College and an M.B.A. from Loyola College. Dr. Barish has been a Director of the Company since its initial public offering in February 1998.

	Patrice M. Bret, M. D., 51, was appointed to the Board of Directors on August 21, 2002, in connection with the acquisition of eFilm Medical Inc. Dr. Bret was a founder of eFilm Medical Inc. Dr. Bret has been a Professor of Radiology at University of Toronto serving since October 1, 1997, and has served as Radiologist-in-Chief at Mount Sinai Hospital and University Health Network in Toronto since October 1. 1997. Dr. Bret is a graduate in medicine from the University of Lyons.

	Dennis Brown, 55, a new nominee for election to the Board, has served as Vice President of Finance, Chief Financial Officer and Treasurer of Sybron International Corporation ("Sybron"), a publicly traded company


<PAGE 4>


formerly headquartered in Milwaukee, Wisconsin. He served in that capacity from January 1993 through December 2000, at which time Sybron was reorganized through a tax free spin off of its dental group located in Orange, California, and the relocation of its life sciences group to Portsmouth, New Hampshire, at which point Sybron was renamed Apogent Technologies Inc. ("Apogent"). Mr. Brown served as a financial consultant to Apogent from December 2000 through January 2003. In January 2003, Mr. Brown was reappointed Vice President of Finance, Chief Financial Officer and Treasurer of Apogent. Mr. Brown is a member of the Board of Directors of Sybron Dental Specialties Incorporated. Mr. Brown is a Fellow of the Chartered Institute of Management Accountants (England). Mr. Brown previously served as a director of the Company since its initial public offering in February 1998 until May 2000, at which time Mr. Brown chose to decline nomination for another term due to his widespread obligations.

	Michael D. Dunham, 57, a Director, is Senior Vice President of Business Development of IFS Industrial and Financial Systems, a publicly-traded Sweden-based corporation that markets and supports manufacturing software systems, since 1999. Mr. Dunham is also the owner and serves as President of Dunham Global Associates, Ltd., which owns three private companies in the software technology industry, since 2001. Mr. Dunham co-founded and served as Chief Financial Officer of publicly-traded Effective Management Systems, Inc. between 1978 and 1999. Mr. Dunham is a director of several private companies including the bank subsidiary with which the Company has its depository accounts and line of credit. Mr. Dunham has also served as a Director of the Milwaukee Metropolitan Association of Commerce, since 1991. Mr. Dunham holds a B. S. in Electrical Engineering from the University of Denver and a M.M.S. from the Stevens Institute of Technology. Mr. Dunham has been a Director of the Company since its initial public offering in February 1998.

	Robert T. Geras, 65, a Director, has been a Shareholder of the Company since May 1989 and a Director of the Company prior to its initial public offering in 1998. Mr. Geras has been a private venture investor for more than 25 years and has participated as a director of, investor in, and/or advisor to numerous small businesses in fields ranging from medical equipment, computer software, banking, telecommunications, industrial distribution and internet. He has also assisted in corporate planning, capital formation and management for his various investments. Mr. Geras holds a B.S.B.A. from Northwestern University.

	Anna M. Hajek, 54, a Director, has been President and Chief Executive Officer of Clarity Group, Inc., a business operations and insurance management firm, since she co-founded the firm in 2001. From 1995 to 2000, Ms. Hajek served as Executive Vice President and President of the Healthcare Risk Services Group operating division of MMI Companies, Inc., a New York Stock Exchange company specializing in risk management and liability insurance to the healthcare industry. From 1985 to 1994, she served in various other capacities at MMI. Prior to that time, Ms. Hajek worked in hospital and academic medical center settings in her capacity as a medical technologist and educator. Ms. Hajek received her B. A. with honors from the College of St. Teresa, Winona, Minnesota, and her Masters Degree in Health Professions Education from the University of Illinois at Chicago. She holds an active Medical Technologist Certification from the American Society of Clinical Pathologists. Ms. Hajek joined the Board of Directors in May 2001.

	Richard A. Reck, 53, a new nominee for election to the Board, has served for the certified public accounting firm of KPMG LLP from June 1973 until his retirement as a Partner in July 2002. Mr. Reck has served as the


<PAGE 5>


President of Business Strategy Advisors, a strategist consulting firm since his retirement from KPMG LLP. Since 2002, Mr. Reck has served as a director of Greenbrier & Russel, Inc., as Chairman; and Liquid Generation, Inc., as Vice Chairman; both of which are privately held companies. Mr. Reck also serves on the boards of three not for profit entities: the Chicago Software Association, which is a trade association servicing software companies in the Midwest; the Illinois Coalition, which is a public / private partnership between businesses and the State of Illinois, with its objective being to foster economic growth in Illinois; and the Advisory Board of the Illinois Fatherhood Initiative, to provide focus on the importance of fathers in the growth and development of children. Mr. Reck holds a B. A. in Mathematics from DePauw University and an M.B.A. in Accounting from the University of Michigan.


BOARD COMMITTEES
----------------

	The Board is required to meet at least once per year, either in person or by telephonic conference. The Board met eight times during the calendar year 2002. All of the Directors attended at least 75% of (i) the number of meetings of the Board of Directors, and (ii) the number of meetings of all committees on which they served with the exception of Dr. Bret, who joined the Board on August 21, 2002, and was able to attend one of the two meetings of the Board which took place in 2002 during his term of office.

	The Board of Directors has four standing committees: an Audit Committee; a Compensation Committee; an Executive Committee and a Nominating Committee.

	The Audit Committee recommends engagement of the Company's independent accountants, approves services performed by these accountants, and reviews and evaluates the Company's accounting system and its system of internal accounting controls. The Audit Committee, which met five times in 2002, is currently comprised of Michael D. Dunham, as chair, Robert T. Geras and John D. Halamka, M. D.

	The Compensation Committee reviews and administers the compensation of the executive officers of the Company. This committee also reviews and administers the granting of stock options under the Company's Option Plan. The Compensation Committee met five times in 2002 and is currently comprised of Anna M. Hajek, as chair, and Michael D. Dunham.

	The Executive Committee provides guidance to management on corporate matters such as strategic relationships, capital formation and business planning. The Executive Committee met eight times in 2002. It is currently comprised of Richard A. Linden, as chair, Michael D. Dunham, Robert T. Geras and William C. Mortimore.

	The Nominating Committee nominates candidates for the Board and will consider nominees recommended by Shareholders. The Nominating Committee, which met two times in 2002, is currently comprised of William C. Mortimore, as chair, Robert A. Barish, M. D. and Robert T. Geras.

	For a discussion of Directors' compensation, as well as additional information regarding the management of the Company, see "Management, Executive Officers" and "Compensation of Directors and Executive Officers."


<PAGE 6>


	RECOMMENDATION OF THE BOARD: The Board recommends and nominates Messrs. Mortimore, Linden, Barish, Bret, Brown, Dunham, Geras, Ms. Hajek and Mr. Reck for election as Directors of the Company by the Shareholders at the Annual Meeting to serve until the next annual meeting of Shareholders or as otherwise provided in the Bylaws.

	VOTE REQUIRED: The nine nominees receiving the highest vote totals will be elected as Directors of the Company.


AUDIT COMMITTEE REPORT
-----------------------

	We, the members of the Audit Committee of the Company, represent the following:

	1.	The Audit Committee has reviewed and discussed the Company's
		audited financial statements with management of the Company;

	2.	The Audit Committee has discussed with KPMG LLP, the
		Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented;

	3.	The Audit Committee has received the written disclosures and
		the letter from KPMG LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with KPMG LLP its independence; and

	4.	Based on the review and discussions referred to above, the
		Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

		Michael D. Dunham   Robert T. Geras   John D. Halamka, M. D.

	The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available from the Company upon request. All of the members of the Audit Committee are independent, as independence is defined in Section 4200 of the rules of the Nasdaq Stock Market.



   PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK
        BY 750,000 WHICH MAY BE ISSUED UNDER THE AMENDED AND RESTATED
                     1996 STOCK OPTION PLAN FOR EMPLOYEES

	The purpose of the Option Plan is to provide the qualified employees of the Company with an opportunity to purchase Common Shares through options granted by the Company, enabling such persons to acquire a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Shareholders. Its intention is to provide a benefit that will assist the Company in competing to motivate and retain employees of high quality and to attract high quality new employees who will help the Company to continue to grow and prosper. The Company may also elect at some point in the future to grow by merging with or acquiring other businesses, and stock options would serve as a key benefit and motivating factor to employees of an acquired entity.


<PAGE 7>


	The Compensation Committee of the Board of Directors reviewed the following table in determining the recommendation to approve the increase in the number of shares of Common Stock that may be issued under the Option
Plan:


			 As of December 31, 2002
			------------------------
			  Current   Percentage	   Proposed    Percentage
			----------  ----------    ----------   ----------
Common and Exchangeable
  Shares Outstanding	10,686,856	86.5%	  10,686,856	  81.6%
Employee Options,
  if all issued		 1,667,297	13.5%	   2,417,297	  18.4%
			----------		  ----------

Total			12,354,153		  13,104,153


	The Option Plan presently allows, in the aggregate, up to 2,515,826 Common Shares (subject to adjustment for certain corporate transactions as described in the Option Plan) to be issued in connection with options granted by the Company under the Option Plan to any employees of the Company. The Shareholders of the Company amended the Option Plan in 2002 to increase the number of shares under the plan by 500,000 shares. Of this number, 281,000 were utilized in connection with the acquisition of eFilm Medical Inc. in June 2002.

	The Board of Directors has approved an amendment to the Option Plan to increase the number of shares available by 750,000 shares, for a total of 3,265,826 shares, and is seeking approval of the Shareholders. Shareholder approval of the Option Plan is sought because of the requirements of Nasdaq in connection with the listing of the Company's Common Shares on the Nasdaq SmallCap Market, and to continue to qualify the Option Plan under Rule 16(b)-3 of the Securities Exchange Act of 1934, and thereby render certain transactions under the Option Plan exempt from certain provisions of Section 16 of the Securities Exchange Act of 1934. With the exception of increasing the number of Common Shares that may be issued under the Option Plan, the Company is not seeking Shareholder approval of any other amendments to the provisions of the Option Plan. The Board of Directors believes that it is in the best interests of the Company and the Shareholders to increase the number of Common Shares that may be issued under the Option Plan.


GENERAL
-------

	The Compensation Committee of the Board of Directors has authority under the Option Plan to grant options pursuant to the Option Plan. As of the date of this Proxy Statement, the Company has granted options to purchase a total of 2,349,046 Common Shares and options to purchase a total of 953,279 Common Shares have been exercised. As a result, the Company presently is able to grant additional options to purchase a total of 166,780 Common
Shares under the Option Plan.

	The Option Plan allows the Compensation Committee to determine those employees who should be granted options under the Option Plan, whether such options are to be incentive stock options or nonqualified options and any other terms and conditions of such options. Options evidencing incentive stock options must contain such terms and conditions as may be necessary to qualify such options as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").


<PAGE 8>


	The exercise price of nonqualified stock options shall not be less than the lesser of 85% of the fair market value of the Common Shares on the five most recent trading days prior to the date that such option is granted. The exercise price of incentive stock options shall not be less than 100% of the fair market value of the Common Shares on the date that such option is granted. Under most circumstances, fair market value shall mean the closing price of the Common Shares on the Nasdaq SmallCap Market. In the case of an incentive stock option, the aggregate fair market value of the Common Shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

	Options granted under the Option Plan shall expire at the earliest to occur of (i) the expiration of the option term (no more than 10 years for incentive stock options and no more than 15 years for nonqualified options), (ii) the expiration of 90 days from the date of the optionee's termination of employment, or (iii) the engagement by the employee in willful misconduct. Options granted under the Option Plan may be exercised in whole or in part until termination of the exercise period. Each option granted under the Option Plan is evidenced by a written agreement between the Company and the employee.

	The Compensation Committee, in its absolute discretion, may impose such restrictions on the transferability of shares purchasable upon the exercise of an option granted under the Option Plan, as it deems appropriate.

	The Compensation Committee may alter, amend, suspend or discontinue the Option Plan at any time. However, certain amendments may require Shareholder approval pursuant to applicable laws or regulations. Any such amendment or termination of the Option Plan shall not affect options already granted and such options shall remain in full force and effect as if the Option Plan had not been amended or terminated.


TAX EFFECTS
------------

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

	The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on March 15, 2003. These laws and regulations are subject to change on a retroactive basis.

	The grant of a nonqualified option under the Option Plan is not a taxable event and the Company is not entitled to a deduction upon such grant. Upon exercise of a nonqualified option, participants will be taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of the Common Stock issued pursuant to such exercise. Fair market value generally will be determined on the date of exercise (or in the case where a sale of property could subject a transferor to suit under Section 16(b) of the Securities Exchange Act of 1934, the later of the date of exercise and the date which is six months and one day after the date on which the option was granted, unless the participant elects to be taxed on the fair market value at the date of exercise). The Company will receive a corresponding deduction for the amount of income recognized by a participant upon exercise of an option in the same year the participant recognizes income in connection with the exercise of an option. The participant, generally, will have a tax basis


<PAGE 9>


for the Common Stock acquired equal to the fair market value of the Common Stock at the date of exercise. Any gain or loss realized upon the subsequent sale of the Common Stock issued upon exercise of a nonqualified option will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the selling Shareholder's holding period. The subsequent sale would have no tax consequences for the Company.

	The recipient of an incentive stock option generally will not recognize any income upon its grant or upon its exercise if no disposition of the Common Stock received upon exercise is made within two years from the date of grant or within one year after the acquisition of the Common Stock. The excess of the fair market value of the Common Stock over the exercise price of the Common Stock received upon the exercise of an incentive stock option, however, is a tax preference item in the year of exercise which may subject the recipient to an alternative minimum tax. Upon a subsequent sale of Common Stock acquired pursuant to exercise of an incentive stock option, if the foregoing holding periods are met, the recipient will recognize a long-term capital gain upon the difference between the sale price and the exercise price, and the Company will receive no deduction from taxable income. If these holding periods are not met, the recipient generally will realize ordinary income to the extent of the difference between the exercise price and the fair market value of the Common Stock on the date the option is exercised. However, if the disposition is by a sale or exchange at a price less than the fair market value of the Common Stock on the date of exercise, then, in general, the amount of ordinary income is limited to the gain recognized on such sale or exchange. If the sale price exceeds the fair market value of the Common Stock on the date of exercise, such excess will be a long-term or short-term capital gain, depending on the employee's holding period for the Common Stock being sold. The Company will have a deduction in an amount equal to the ordinary income recognized by the optionee.


PLAN BENEFITS
--------------

	Because awards under the Option Plan are determined by the Compensation Committee in its sole discretion, the Company cannot determine the benefits or amounts that will be received or allocated in the future under the Option Plan. The table under the heading "Compensation of Directors and Executive Officers" shows stock options granted in 2002 to the individual and group indicated. These awards are not necessarily indicative of awards that the Company may make in the future.

	RECOMMENDATION OF THE BOARD: The Board recommends that the Shareholders concur in approving the increase in the number of shares of Common Stock which may be issued under the Option Plan.

	VOTE REQUIRED: The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to a vote at the Meeting, a quorum being present, is required to approve this matter.


			           MANAGEMENT
				  ------------

DIRECTORS
----------

	For the names of and biographical information regarding each of the Directors and a discussion of Board Committees, see "Proposal Regarding Election of Directors."


<PAGE 10>


EXECUTIVE OFFICERS
------------------

	The names of the executive officers of the Company, and their respective ages and positions with the Company, are as follows:


Name			Age		Position
-----------------------------------------------------------------------------------------

Richard A. Linden 	42		President and Chief Executive Officer, Director
William C. Mortimore 	57		Chief Strategist, Director
Scott T. Veech 		41		Chief Financial Officer, Treasurer and Secretary
David M. Noshay 	42		Vice President, Business Development


	Scott T. Veech, has served as Chief Financial Officer, Treasurer and Secretary of the Company since August 2002. Prior to joining the Company, Mr. Veech was Chief Financial Officer of Penn Millers Insurance Company from August 2000 until March 2002 and was Vice President at MMI Companies, Inc. from September 1987 to August 2000. Mr. Veech has B. A. degrees in Accounting and Finance from Miami University, Ohio and a M.S.T. from DePaul University.

	David M. Noshay, has served as Vice President, Business Development since December 2001. From May 2000 to December 2001, Mr. Noshay served as Vice President, Strategic Marketing and from January 1999 to April 2000, he served as Vice President Sales, and Marketing - Systems. From August 1997 until December 1998, Mr. Noshay served as Vice President, Marketing of the Company. From September 1995 until July 1997, Mr. Noshay served as the Company's Eastern Regional Sales Manager. From July 1994 until August
1995, Mr. Noshay was Sales Manager of Scitex Medical Systems, a manufacturer of medical image printing equipment. Mr. Noshay has worked for such major medical companies as Konica Medical Corporation, Agfa Corporation and Siemens Medical Systems. Mr. Noshay holds a B. S. in Electrical Engineering and an M. S. in Biomedical Engineering from Rutgers University.


	           COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
		  --------------------------------------------------


DIRECTORS' COMPENSATION
------------------------

	Directors who are employees of the Company do not receive any cash compensation for their service as members of the Board of Directors, although they are reimbursed for certain expenses incurred in connection with attendance at Board meetings. The Board of Directors may, in its discretion, alter this policy in the future.

	Directors who are not employees of the Company receive (i) $2,500 per annum for their participation on the Board, payable in shares of the Company's Common Stock valued at the closing price of the Company's shares on the day before the Annual Shareholders' Meeting; (ii) immediately exercisable options to purchase 5,000 shares of Common Stock under the Company's 1998 Stock Option Plan for Directors, as amended (the "Directors' Plan"), with an exercise price equal to the closing price of the Company's shares on the day before the Annual Shareholders' Meeting; and (iii) $1,000 for each Board meeting and for each committee meeting which they attend in person, and $500 for meetings in which they participate by teleconference. Directors also are reimbursed for certain expenses incurred in connection with attendance at Board meetings.


<PAGE 11>


	Options granted under the Company's Directors' Plan, shall expire at the earliest to occur of (i) the expiration of the option term (no more than 10 years), or (ii) the expiration of 30 days from the date the Director ceases to serve on the Company's Board of Directors. Options granted under the Option Plan may be exercised in whole or in part until termination of the exercise period.

	The purposes of the Director's Plan are to attract and retain the best available, qualified resources for service as Directors; to provide additional incentive to individuals to serve as Directors; to motivate Directors to achieve superior performance for the benefit of the Company's Shareholders; and to encourage Directors' continued service on the Board. Each option granted under the Directors' Plan is evidenced by a written agreement between the Company and the Director.


EXECUTIVE COMPENSATION
-----------------------

	Set forth below is information concerning the compensation for 2002, 2001, and 2000 for the Company's President and Chief Executive Officer and each other executive officer of the Company whose salary and bonus exceeded $100,000:

		  	            SUMMARY COMPENSATION TABLE
     			            ---------------------------


		                 Annual Compensation		Long Term Compensation Awards
--------------------------------------------------------------------------------------------------------

									Securities
 Name and Principal					Other Annual	Underlying	   All Other
      Position		Year	 Salary	      Bonus(1)	Compensation	  Options	 Compensation(2)
----------------------	----	--------     --------	------------    ---------- 	----------------
Richard A. Linden	2002	$195,833      $37,245	    -----	   -----	    $2,625
  President and	Chief	2001	 177,083       41,125	    -----	  30,000	    27,375(4)
  Executive Officer	2000(3)	  66,667	-----	    -----	 220,000	     1,000


William C. Mortimore	2002	$175,000      $22,750	    -----	   -----	    $3,500
  Chief Strategist	2001	 177,083       35,613	    -----	   ----- 	     3,541
			2000	 173,333	-----	    -----	 142,278	     3,467


David M. Noshay		2002	$119,167      $14,196	    -----	   4,000	    $2,383
Vice President,		2001	 115,833	2,000	    ----- 	   5,000	     2,450
  Business Development	2000	 121,250	6,667	    -----	  10,000	     2,425


(1)  Represents amounts earned and accrued during calendar year, but not paid until following calendar year.
(2)  Represents paid contributions to 401(k) plan for the benefit of employees.
(3)  Mr. Linden's salary in 2000 includes only the period from September 2000 (the effective date of Mr. Linden's employment) through December 2000.
(4)  Includes the forgiveness of $25,000  in November 2001 of a loan to Mr. Linden used to buy the Company's Common Stock.



<PAGE 12>



			         Option Grants in Fiscal Year 2002
 			        -----------------------------------

				Number of	 Percent of
				Securities	Total Options
				Underlying	 Granted to
				 Options	Employees in	Exercise	Expiration
				 Granted	 Fiscal Year	  Price		   Date
				----------	------------	---------	----------

Richard A. Linden.............    -----		    -----	  -----		     -----

William C. Mortimore..........	  -----		    -----	  -----		     -----

David M. Noshay (1)...........	  4,000		       (*) 	  $4.16		02/13/2008


(*)   Less than 1%  to total options granted to employees in Fiscal Year 2002.
(1)   Options granted to purchase 1,000 shares vesting to the extent of 25% on the first, second, third and fourth anniversaries of the grant date.




			            AGGREGATED 2002 FISCAL YEAR END OPTION VALUES
				   -----------------------------------------------

							    Number of Securities	     Value of Unexercised
							   Underlying Unexercised		 In-the-Money
							         Options at			  Options at
			  Shares			      Fiscal Year End			Fiscal Year End
			 Acquired	  Value		-----------------------------   -------------------------------
			on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
			-----------	----------	-----------	-------------	-----------	---------------

Richard A. Linden......	  25,000	 $137,000	   92,500	   132,500	  $436,400	   $601,600

William C. Mortimore...	  67,721	 $219,712	   81,139	    71,139	  $401,258	   $347,158

David M. Noshay........	  16,930	 $ 80,756	   69,041	    12,750	  $146,366	   $ 62,330


(1)  The value realized is the difference between the fair market value of the underlying stock at the time of the exercise and the exercise price.




EMPLOYMENT AGREEMENTS
----------------------

	The Company entered into employment agreements as of November 29, 2001, with Richard A. Linden, and as of December 21, 2001, with William C. Mortimore, each of which is in effect until terminated by either the employee or the Company upon 30 days written notice. The Company entered into an employment agreement with Scott T. Veech as of July 15, 2002, which is in effect until terminated by either the employee or the Company.

	Mr. Linden's contract provides for a monthly salary of no less than $16,667 and an annual performance bonus of up to 30% of salary and requires
Mr. Linden to devote his full time and attention to the Company. The employment agreement also includes confidentiality provisions, and awards
Mr. Linden twelve months severance pay following termination of his employment under certain conditions in a change of control. As permitted under Mr. Linden's employment agreement, Mr. Linden borrowed $50,000 from the Company on December 21, 2000, $25,000 of which remains outstanding, toward the purchase price for the purchase of shares of the Company. Such loan is a full recourse loan bearing interest at the Applicable Federal Rate as of the date of borrowing and is secured by a pledge of the shares. The loan is a grandfathered loan under the Sarbanes - Oxley Act of 2002 and any modification of the terms of such loan is prohibited.


<PAGE 13>


	Mr. Mortimore's contract provides for a monthly salary of no less than $14,583 and an annual performance bonus of up to 25% of salary and requires
Mr. Mortimore to devote his full time and attention to the Company. The employment agreement also includes confidentiality provisions, restricts Mr. Mortimore's ability to compete with the Company for a period of two years after termination of his employment and awards Mr. Mortimore twelve months severance pay following termination of his employment under certain conditions in a change of control. Under Wisconsin law, a non-compete clause in an employment agreement may be voided if the court determines that the non-compete clause is unfairly restrictive.

	Mr. Veech's contract provides for a monthly salary of no less than $12,500 and an annual performance bonus of up to 25% of salary and requires
Mr. Veech to devote his full time and attention to the Company. The employment agreement awards Mr. Veech six months severance pay following termination of his employment under certain conditions in a change of control. As provided for in his employment agreement, Mr. Veech was issued 80,000 stock options with an exercise price of $4.61, the closing price of the Company's Common Stock on the date of grant, August 21, 2002. The options are exercisable to the extent of 20,000 shares on each of August 21, 2002, 2003, 2004 and 2005.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
	----------------------------------------------------------------

	The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of April 4, 2003 by: (i) each person that is known by the Company to beneficially own or exercise the voting or dispositive control over five percent or more of the outstanding Common Shares; (ii) each Director; and (iii) all Directors and executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire the beneficial ownership within 60 days.

							   Shares Beneficially
								Owned (1)
							-----------------------
Name and Address (2)					  Number	Percent
-----------------------------------------------------	---------	-------

Harvey L. Poppel (3).................................	1,065,648	 10%
Robert T. Geras (4)..................................	  753,180	  7%
William C. Mortimore (5).............................	  661,558	  6%
Richard A. Linden (6)................................	  269,350	  3%
Robert A. Barish, M. D. (7)..........................	   89,181	 (*)
Patrice M. Bret, M. D (8)............................	  317,796	  3%
Dennis Brown.........................................	        0	 (*)
Michael D. Dunham (9)................................	   34,912	 (*)
Anna M. Hajek (10)...................................	   17,201	 (*)
John D. Halamka, M. D (11)...........................	   12,934	 (*)
David M. Noshay (12).................................	   77,847	 (*)
Richard A. Reck......................................	        0	 (*)
Scott T. Veech (13)..................................	   33,500	 (*)


All Directors, Director Nominees and Executive
  Officers as a Group (12 persons)...................	2,267,459	 21%


<PAGE 14>


(*)  Less than 1% of outstanding Common Stock.
(1) Except pursuant to applicable marital property laws or as indicated in the footnotes to this table, to the Company's knowledge, each Shareholder identified in the table possesses sole voting and investment power with respect to all Common Stock shown as beneficially owned by such Shareholder.
(2) The business address for Mr. Poppel is 1391 Sixth Street, Sarasota, Florida 34236. The business address for each of Messrs. Geras, Mortimore, Linden, Barish, Bret, Brown, Dunham, Halamka, Ms. Hajek and
     Mr. Reck is Merge Technologies Incorporated, 1126 South 70th Street,
     Suite S107B, Milwaukee, Wisconsin  53214-3151.
(3) Includes 588,236 shares held by Poptech L. P. of which Mr. Poppel is the general partner, and 1,200 shares in an IRA held by the spouse of Mr. Poppel.
(4) Reflects 203,164 shares held by trusts for the benefit of Mr. Geras' adult children, the beneficial ownership of which Mr. Geras disclaims, and includes vested options held by Mr. Geras to acquire 22,500 shares.
(5)  Includes vested options held by Mr. Mortimore to acquire 81,139 shares.
(6)  Includes vested options held by Mr. Linden to acquire 92,500 shares.
(7)  Includes vested options held by Dr. Barish to acquire 5,000 shares.
(8) Includes 313,630 Non-Voting Exchangeable shares of eFilm Medical Inc., and includes vested options held by Dr. Bret to acquire 3,781 shares.
(9)  Includes vested options held by Mr. Dunham to acquire 27,500 shares.
(10) Includes vested options held by Ms. Hajek to acquire 10,000 shares.
(11) Includes vested options held by Dr. Halamka to acquire 10,000 shares.
(12) Includes vested options held by Mr. Noshay to acquire 71,291 shares.
(13) Includes vested options held by Mr. Veech to acquire 20,000 shares.


	The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

	Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of equity securities of the Company with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, Directors and greater than ten percent Shareholders to furnish the Company with copies of all these forms filed with the SEC or the NASD.

	To the Company's knowledge, based solely upon its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that all filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners have been complied with during 2002.


                         INDEPENDENT PUBLIC ACCOUNTANTS
			---------------------------------

	The firm of KPMG LLP was the Company's independent public accountants for the 2002 fiscal year. Representatives of KPMG LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

	KPMG LLP continues to serve as the Company's independent public accountants of record for 2003.


<PAGE 15>


	The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statement for 2002 and fees billed for other services rendered by KPMG LLP.


	Audit fees (1)...................................	$309,000
	Audit related fees...............................	       0
	Audit and audit related fees.....................	$196,000
								--------
	Tax fees (2).....................................	  37,000
	All other fees...................................	       0
								--------
	Total fees.......................................	$346,000


(1) Audit fees include fees for the annual audit, quarterly reviews, consents, review of registration statements and review of and assistance with Form 8-K filings.
(2) Tax fees consist of fees for tax compliance and tax consulting.


	The Audit Committee of the Board of Directors has considered whether the provision of the services not related to the audit of the financial statements acknowledged above, other than audit fees, is compatible with maintaining the independence of KPMG LLP.


ANNUAL REPORT ON FORM 10-KSB
-----------------------------

	The Company hereby undertakes to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of the person, a copy of the Company's Form 10-KSB Annual Report for the fiscal year ended December 31, 2002. Requests should be made to the Investor Relations Department at the Company's principal executive offices located at 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151; telephone number (414) 977-4000.


STOCKHOLDER PROPOSALS
----------------------

	No Shareholder proposals were received by the Company for inclusion in this year's Proxy Statement. If a Shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting of Shareholders, the proposal must be submitted in writing and received by the Company's Secretary at the Company's offices no later than December 15, 2003.


<PAGE 16>










		===================================================
                    YOUR VOTE IS IMPORTANT.  THE PROMPT RETURN
                  OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
                        FURTHER REQUESTS FOR PROXIES.  PLEASE
                      PROMPTLY MARK, SIGN, DATE AND RETURN THE
                      ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.
		===================================================



<PAGE 17>


                           MERGE TECHNOLOGIES INCORPORATED
                               1126 SOUTH 70TH STREET
                                    SUITE S107B
                           MILWAUKEE, WISCONSIN 53214-3151

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

	The undersigned hereby appoints Richard A. Linden and Scott T. Veech, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, par value $0.01 per share (the "Common Stock"), of Merge Technologies Incorporated (the "Company") held of record by the undersigned on March 21, 2003, at the Annual Meeting of Shareholders to be held on May 21, 2003, or any adjournment thereof.

	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR the proposals set forth herein.














           ** DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED **




===============================================================================

      [       MERGE TECHNOLOGIES INCORPORATED 2003 ANNUAL MEETING       ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE      [ X ]


1. Elect nine individuals to serve as Directors until the next annual meeting of Shareholders or otherwise as provided in the Amended and Restated Bylaws of the Company.

					NOMINEES
					--------

	[   ] For all Nominees	[   ]	1. William C. Mortimore
	      			[   ]	2. Richard A. Linden
				[   ]	3. Robert A. Barish, M.D.
	[   ] Withold Authority	[   ]	4. Patrice M. Bret, M.D.
	      For all		[   ]	5. Dennis Brown
	      Nominees		[   ]	6. Michael D. Dunham
	      			[   ]	7. Robert T. Geras
	[   ] For All Except	[   ]	8. Anna M. Hajek
	      (See Instructions	[   ]	9. Richard A. Reck
	        Below)


Instructions: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [xxx]


2. Approve an increase of 750,000 shares in the number of shares of Common Stock which may be issued under the Amended and Restated 1996 Stock Option Plan for Employees of Merge Technologies Incorporated.

	[   ]  For	[   ]  Against		[   ]  Abstain


3. In their discretion, the Proxies are authorized to transact any other business as may properly come before the Meeting or any adjournment thereof.

	[   ]  For	[   ]  Against		[   ]  Abstain


-------------------------------------------------------------------------------







To change the address on your account, please check the box at right and  [   ]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder:_____________________________________ Date:___________


Signature of Shareholder:_____________________________________ Date:___________


NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Is signer is a partnership, please sign in partnership name by authorized person.


<PAGE p1>

<END OF DOCUMENT>